UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 23, 2011

AQUILEX HOLDINGS LLC

(Exact name of registrant as specified in its charter)

DELAWARE	333-166853	02-0795750
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3344 Peachtree Rd, N.E. Suite 2100, Atlanta, Georgia		30326
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (404) 869-6677

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

In connection with negotiations relating to the proposed restructuring of its outstanding indebtedness (the “Restructuring”), in October 2011, Aquilex Holdings LLC and certain of its subsidiaries (collectively, the “Company”) provided several holders of the Company’s 11.125% Senior Notes due 2016 (the “Noteholders”) with certain financial projections and other information relating to the Company (the “Disclosed Information”). Pursuant to confidentiality agreements entered into with the Noteholders (the “Confidentiality Agreements”), the Company has agreed to disclose publicly the Disclosed Information no later than the date on which the Company launched an exchange offer (the “Exchange Offer”) in connection with the Restructuring. In fulfillment of this obligation, and solely to comply with the terms of the Confidentiality Agreements, the Company has furnished the Disclosed Information in Exhibit 99.1 hereto. The Disclosed Information was prepared solely for the use of the Noteholders in the context of negotiations relating to the Restructuring and not for use by other holders or prospective holders of the Company’s securities.

The Disclosed Information includes financial and other projections that are subject to numerous assumptions, risks and limitations. These projections were prepared in October 2011 using information available at that time; they do not necessarily reflect the Company’s current expectations and are subject to material revision. The Disclosed Information would differ, perhaps materially, if it was to be prepared using more current information. For example, and among other things, the Disclosed Information does not reflect all of the potential impact on the Company’s revenues, Adjusted EBITDA and other financial results that might be expected to occur as a result of the proposed terms of the Restructuring or its entry into a new second-lien secured credit agreement.

In addition, the projections contained in the Disclosed Information reflect numerous estimates and assumptions made by management of the Company with respect to its financial condition; the performance of its business and conditions within its industry; general economic, market and financial conditions and numerous other matters. These factors are all difficult to predict accurately and in many cases are outside of the Company’s control. Consequently, it is likely that actual results will differ from those reflected in the Disclosed Information and such differences may be material. The Company has not made and does not make any representation to any person regarding the Company’s future results, and, except insofar as may be included in materials prepared for disclosure in connection with the Exchange Offer, does not intend to publicly update the Disclosed Information to reflect more current facts or estimates or the occurrence of future events, including if the facts, estimates and assumptions upon which the Disclosed Information is based are erroneous.

The financial information reflected in the Disclosed Information does not purport to present the Company’s financial condition in accordance with accounting principles generally accepted in the United States (“GAAP”). The Company’s independent accountants have not audited or performed any review procedures on the Disclosed Information (except insofar as certain historical financial information may have been derived in part from the Company’s historical annual financial statements for years ended on or before December 31, 2010). The Disclosed Information includes certain measures, including Adjusted EBITDA, that are not measures recognized under GAAP. These measures do not purport to be alternatives to measures presented in accordance with GAAP, and Adjusted EBITDA does not purport to be an alternative to Net Income (Loss) as a measure of profitability or cash flows from operations as an alternative to liquidity. A reconciliation of the Company’s historical Adjusted EBITDA to Net Income (Loss) for the year ended December 31, 2010 is provided in the Appendix to Exhibit 99.1 hereto and that for prior years is provided in Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Non-GAAP Measures,” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, as filed with the Securities and Exchange Commission on March 31, 2011. A projected reconciliation of the projected Adjusted EBITDA contained in the Disclosed Information to projected Net Income (Loss) is provided in the Appendix to Exhibit 99.1 hereto.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1 thereto, contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements can be identified by the use of forward-looking terminology such as “expect,” “project,” “assume,” “forecast,” “plan,” “predict,” or the negative thereof or comparable terminology, or by discussions of vision, strategy or outlook. All statements we make relating to our estimated and projected financial condition or results, assets and liabilities, cash flows or growth, including all projected financial and other information included in the Disclosed Information for financial periods ended on or after December 31, 2011, are forward-looking statements, as are all statements with respect to Aquilex’s expectations for the potential restructuring of Aquilex’s indebtedness and for any consents or agreements to be obtained from Aquilex’s creditors. These statements are not historical facts and represent only Aquilex’s beliefs regarding future events, and you are cautioned that Aquilex’s business, operations and any potential debt restructuring are subject to a variety of risks and uncertainties, many of which are beyond Aquilex’s control. Consequently, actual events may differ materially from those projected by any forward-looking statements. Factors that could cause actual events to differ materially from those projected include, but are not limited to, risks and uncertainties surrounding the eventual outcome of any restructuring of the Company’s debt, including but not limited to Aquilex’s ability to successfully reduce the principal amount of certain of its existing debt, obtain necessary creditor consents or court approvals for any restructuring plan and access sufficient sources of liquidity; risks and uncertainties relating to potential litigation in connection with the restructuring; and risks and uncertainties regarding any adverse effect the restructuring may have on the manner in which the Company is perceived by the markets and its creditors, customers, vendors and employees. These factors also include the risks and uncertainties described under “Item 1A. Risk Factors,” in Aquilex’s 2010 Annual Report on Form 10-K, as filed with the SEC on March 31, 2011; and under “Part II, Item 1A. Risk Factors,” and “Cautionary Statement Regarding Forward-Looking Statements,” in Aquilex’s Quarterly Report on Form 10-Q, for the third quarter of 2011, filed with the SEC on November 14, 2011.

Item 9.01	Financial Statements and Exhibits

(d)

99.1	Certain Information Disclosed to Noteholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aquilex Holdings LLC
By:	/s/ Jay W. Ferguson
Name:	Jay W. Ferguson
Title:	Senior Vice President and Chief Financial Officer

Date: December 23, 2011